Docusign Envelope ID: CF2E3D34-6939-4548-A5CA-CA3244E74AA7
Mindy Simon
Aon Service Corporation

June 24, 2024
International Assignment Extension – Omaha, United States to London, United Kingdom
Dear Mindy,
This letter serves to amend your international assignment letter dated March 23, 2023, governing the terms of your international assignment from Omaha, United States to London, United Kingdom (your “International Assignment Letter”).
Pursuant to this letter, the terms of your international assignment shall be extended for an additional one year, through June 30, 2025.
Except as otherwise expressly modified herein, the terms of the International Assignment Letter, and your acknowledgment and acceptance thereof, shall continue in full force and effect.
Please confirm acceptance of the terms and conditions of this letter by signing below and returning a copy of the signed letter to me.
Sincerely,

…    1.1. -Jul-2024
Lisa Stevens
Chief People Officer

Acknowledged and Agreed:

………………………25…-.Jun-2024
Mindy Simon

Aon Global Mobility | Assignment Extension Letter

1 of 1